UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2009

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Following discussions between Allergan, Inc. (the “Company”) and a leading proxy advisory service in connection with the proxy advisory service’s issuance of its voting recommendations for the Company’s 2009 annual meeting of stockholders, the Company is filing this Form 8-K to clarify that the grants of 30,000 restricted shares and 410,000 nonqualified stock options made by the Organization and Compensation Committee of the Company’s Board of Directors to David E.I. Pyott on February 14, 2008 were not made in recognition of the Company’s 2008 performance. Instead, the grants were made in recognition of the Company’s 2007 performance and as retention vehicles for Mr. Pyott.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: April 17, 2009	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President, Associate General Counsel and Assistant Secretary